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                                                                   EXHIBIT 23(a)

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


                          As independent public accountants, we hereby consent
to the incorporation by reference in this registration statement on Form S-8 of our reports dated February 1, 1995 included in First Union Real Estate Equity and Mortgage Investments' Annual Report on Form 10-K for the year ended December 31, 1994 and to all references to our Firm included in this registration statement.


                                              /s/ Arthur Andersen LLP
                                              ARTHUR ANDERSEN LLP


Cleveland, Ohio,
May 12, 1995.